UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

American Achievement Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-84294	13-4126506
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

7211 Circle S Road
Austin, Texas 78745
(Address of principal executive offices including zip code)

(512) 444-0571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

ITEM 8.01 Other Events

On November 9, 2004, American Achievement Corporation issued a press release announcing that its parent company, AAC Group Holding Corp., expects to commence an offering under Rule 144A and Regulation S of $85 million aggregate gross proceeds of senior discount notes due 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release dated November 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	By:	/s/ SHERICE P. BENCH
Sherice P. Bench
Chief Financial Officer